UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 3, 2022, AeroVironment, Inc. (“AeroVironment”) entered into a Second Amendment to Lease (the “Second Amendment”) with an effective date of November 2, 2022, to amend its existing lease (the “Lease”) with Princeton Avenue Holdings, LLC (the “Original Landlord”) to now include Princeton Avenue Holdings II, LLC (“Princeton II, collectively with the Original Landlord, as tenants in common, “Landlord”) for certain premises located at 14501 Princeton Avenue, Moorpark, CA 93021. The Second Amendment also expands the existing premises to include an Additional Site Area as well as to extend the term of the Lease. Upon the commencement of the Second Amendment, AeroVironment will be the lessee for the Additional Site Area, as well as the currently leased entire building at 14501 Princeton Avenue which consists of an aggregate of approximately 149,973 square feet (“Existing Premises”, together with the Additional Site Area, collectively referred to as the “Premises”). The Second Amendment will commence on January 1, 2024 and continue through the term of the Lease, the end date of which is March 31, 2027. The base monthly rent during the Lease term for the Premises will be as follows:

Period	Base Monthly Rent
First 12 Months	$125,150.74
Months 13-24	$128,073.76
Months 25-40	$131,065.75

Upon the commencement of the Second Amendment, AeroVironment will be responsible for 100% of the building’s operating expenses, including property taxes, as the sole tenant in the building. Pursuant to the optional extension terms in the Lease, AeroVironment will have the option to extend the term for one (1) period of forty-eight (48) months, followed by one (1) additional period of sixty (60) months (the “Option Term(s)”). The base rent attributable to the Premises for the Option Terms will be equal to 100% of the “Fair Market Rental Value”, to be determined in good faith by appraisers specialized in this field, but in no event less than 104% of the Base Rent attributable to the Premises immediately preceding the Expiration Date or the expiration of the first Option Term.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which will be filed as an exhibit to AeroVironment’s Quarterly Report on Form 10-Q for the quarter ending October 29, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: November 9, 2022	By:	/s/ Melissa Brown
Melissa Brown
Vice President, General Counsel & Corporate Secretary

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